UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 14, 2011

Network-1 Security Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-15288	11-3027591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

445 Park Avenue, Suite 1018, New York, New York 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (212) 829-5770

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 14, 2011, the Board of Directors of the Registrant approved a bonus for the year ended December 31, 2010 of $350,000 for Corey M. Horowitz, Chairman and Chief Executive Officer.

In addition, on March 16, 2011 the Registrant’s employment agreement, dated June 8, 2009, with Mr. Horowitz was amended pursuant to which, in consideration of a payment of $250,000, Mr. Horowitz agreed to reduce Additional Bonus Compensation and Royalty Bonus Compensation (as such terms are defined in Section 5(b)(ii) of the agreement) payable to him from patents other than the Remote Power Patent from 12.5% to 10%.

Item 9.01	Financial Statements and Exhibits

(c)           Exhibits

Exhibit No.	Description

10.1	Agreement, dated March 16, 2011, between the Registrant and Corey M. Horowitz, Chairman and Chief Executive Officer.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETWORK-1 SECURITY SOLUTIONS, INC.

Dated: March 18, 2011	By:	/s/ David C. Kahn
Name: David C. Kahn
Title: Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Agreement, dated March 16, 2011, between the Registrant and Corey M. Horowitz, Chairman and Chief Executive Officer.

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